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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 21, 2000
                              (November 21, 2000)

                          IASIS HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

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                  Delaware                                      333-94521                      76-0450619
------------------------------------------------        -------------------------          --------------------
(State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                             Identification No.)

        113 Seaboard Lane, Suite A-200
             Franklin, Tennessee                                                             37067
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    (Address of principal executive offices)                                               (Zip Code)
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       Registrant's telephone number, including area code: (615) 844-2747


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         99.1 Press Release dated November 21, 2000 and supplemental financial information.

Item 9.  Regulation FD Disclosure.

      IASIS Healthcare Corporation issued a press release on November 21, 2000 announcing its earnings for the fourth quarter and fiscal year ended September 30, 2000. For information regarding the earnings, reference is made to the press release dated November 21, 2000, and certain supplemental financial information, which are attached hereto as Exhibit
      99.1 and incorporated herein by reference.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         IASIS HEALTHCARE CORPORATION

Date: November 21, 2000                  By: /s/ John K. Crawford
                                            ----------------------------
                                            John K. Crawford
                                            Executive Vice President and Chief
                                            Financial Officer






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                                  EXHIBIT INDEX

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        No.         Exhibit
        ---         -------

       99.1 November 21, 2000 Press Release and supplemental financial information.

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